Equipment Installment Plans	12 Months Ended
Dec. 31, 2015
Disclosure Text Block
Equipment Installment Plans

Note 3 Equipment Installment Plans

U.S. Cellular offers customers, through its owned and agent distribution channels, the option to purchase certain devices under equipment installment contracts over a specified time period.  For certain equipment installment plans (“EIP”), after a specified period of time or amount of payments, the customer may have the right to upgrade to a new device and have the remaining unpaid equipment installment contract balance waived, subject to certain conditions, including trading in the original device in good working condition and signing a new equipment installment contract.  U.S. Cellular values this trade-in right as a guarantee liability.  The guarantee liability is initially measured at fair value and is determined based on assumptions including the probability and timing of the customer upgrading to a new device and the fair value of the device being traded-in at the time of trade-in.  As of December 31, 2015 and 2014, the guarantee liability related to these plans was $92.7 million and $57.5 million, respectively, and is reflected in Customer deposits and deferred revenues in the Consolidated Balance Sheet.

U.S. Cellular equipment installment plans do not provide for explicit interest charges.  For equipment installment plans with duration of greater than twelve months, U.S. Cellular imputes interest.  Equipment installment plan receivables had a weighted average effective imputed interest rate of 9.7% and 10.2% as of December 31, 2015 and 2014, respectively.

The following table summarizes the unbilled equipment installment plan receivables as of December 31, 2015 and 2014.  Such amounts are presented in the Consolidated Balance Sheet as Accounts receivable – customers and agents and Other assets and deferred charges, where applicable.

December 31,	2015	2014
(Dollars in thousands)
Short-term portion of unbilled equipment installment plan receivables, gross	$278,709	$127,400
Short-term portion of unbilled deferred interest	(20,810)	(16,365)
Short-term portion of unbilled allowance for credit losses	(13,827)	(3,686)
Short-term portion of unbilled equipment installment plan receivables, net	$244,072	$107,349

Long-term portion of unbilled equipment installment plan receivables, gross	$75,738	$89,435
Long-term portion of unbilled deferred interest	(2,283)	(2,791)
Long-term portion of unbilled allowance for credit losses	(5,537)	(6,065)
Long-term portion of unbilled equipment installment plan receivables, net	$67,918	$80,579

U.S. Cellular assesses the collectability of the equipment installment plan receivables based on historical payment experience, account aging and other qualitative factors and provides an allowance for estimated losses.  The credit profiles of U.S. Cellular’s customers on equipment installment plans are similar to those of U.S. Cellular customers with traditional subsidized plans.  Customers with a higher risk credit profile are required to make a deposit for equipment purchased through an installment contract.

U.S. Cellular recorded out-of-period adjustments in 2015 due to errors related to equipment installment plan transactions that were attributable to 2014.  U.S. Cellular has determined that these adjustments were not material to prior annual periods, and also were not material to the current year results.  These equipment installment plan adjustments had the impact of reducing Equipment sales revenues by $6.2 million and Income before income taxes by $5.8 million in 2015.